Putnam
Municipal
Opportunities
Fund

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

10-31-99


[LOGO: BOSTON * LONDON * TOKYO]


From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

The Federal Reserve Board's bias toward raising interest rates, along with lingering questions about the strength of the economy, unnerved fixed income investors for much of the 6 months ended October 31, 1999. Bond prices fell sharply and yields rose during the period, as investors grappled with fears of higher inflation. In October, however, some welcome economic news suggested that the vigorous U.S. economy might actually be cooling. Value-minded, taxsensitive investors took advantage of the attractive bond prices, and municipal bond prices strengthened a bit. Although Putnam Municipal Opportunities Fund's performance reflects the unfavorable climate that prevailed for much of the period, manager Blake Anderson's strategy has kept the fund among the leaders in its competitive universe (see page 6).

Total return for 6 months ended 10/31/99

                   NAV                   Market price
-----------------------------------------------------------------------
                 -6.75%                    -13.26%
-----------------------------------------------------------------------

Past performance is no indication of future results. Performance information for longer periods begins on page 7.


* MUNICIPAL MARKET OFFERS OPPORTUNITY

If history tells us anything about bond investing, it is this: Buying a bond fund after a bad year is a smart thing to do. The bond market has endured its toughest year since 1994, and the second-worst year on record, the result of two moves by the Fed to raise interest rates and fears of inflation. But after the bond bear markets of 1989 and 1994, investors experienced considerable opportunities.

Recently, a 30-year AAA-rated municipal bond offered a 6% yield, a superb level of tax-free income, registering almost 97% of the yield on a 30-year taxable Treasury bond. With inflation still remarkably low at 2% or less, after-tax, after-inflation returns are the highest they have been in years. We consequently anticipate a supply void in the fourth quarter. In the past, unusually low supply combined with healthy demand by investors has been the recipe for strong performance in the bond market.

*  DEFENSIVE PORTFOLIO STRUCTURE INTACT

In seeking to provide shareholders with high current income and below-market risk, the fund's portfolio tends to be fairly defensive. Over the past six months, it has retained a barbell shape with holdings concentrated at both ends of the investment-grade spectrum. Currently, over 45% of portfolio holdings are securities of the highest credit quality (AAA/Aaa), while 15% of the holdings are invested in higher-yielding bonds rated below investment grade. In addition to their obvious income-producing benefits, these high-coupon bonds actually provide the fund with a hedge against economic downturn. In declining markets such as the recent one, when yields are rising and bond prices are declining, the income they generate helps cushion the fund's share price.


"Whether it's restructuring their asset allocation, putting available cash to work after months of sideline-sitting, or just enhancing their already hefty tax-free portfolios, many retail investors are buying municipals with hurricane force."

-- The Bond Buyer, September 23, 1999


Another defensive aspect of your fund's management in recent months has been its neutral to slightly short portfolio duration. With interest rates rising over the period, this positioning kept the fund flexible for higher income opportunities that continued to become available rather than tying up assets in bonds with lower yields. This strategy helped the fund produce maximum income while preserving as much value as possible.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Health care          18.6%

Transportation       18.3%

Utilities            14.0%

Housing              13.1%

Water and
sewerage              8.1%

Footnote reads:
*Based on net assets as of 10/31/99. Holdings will vary over time.


* CREDIT ANALYSIS GUIDES SECTOR SELECTION

For the most part, individual securities selection remains the fund's key income-generating strategy. Nonetheless, there are times when careful market analysis in the search for high current income can lead to portfolio concentrations in certain industry sectors. During the recent semiannual period, we continued to hold significant positions in the health-care and transportation sectors, with a lesser emphasis on utilities bonds.

Within the health-care industry, credit analysis was instrumental to the fund's continuing success. The bonds in this sector typically offer attractive yields; however, meticulous research and in-depth industry knowledge are essential to assure the creditworthiness of the issuing institution. The financial difficulties faced by many HMOs and hospitals seeking to prosper in today's competitive health-care environment continue to make front-page headlines. Fortunately, your manager, Blake Anderson, has the benefit of Putnam's team of credit analysts who spend many hours scouring the municipal health-care bond market for undervalued bonds with hidden credit potential. During the recent period, a selloff of investment-grade hospital bonds led to a decline in the higher-quality portion of the health-care sector, while the lower-grade hospital bonds hand-picked by your investment team outperformed.

In April, the fund enjoyed an added bonus from its health-care holdings as its Cape and Islands Rehabilitation Hospital bonds were prerefunded. In a prerefunding, a bond issuer floats a second bond in order to pay off the first bond at its first call date. The proceeds from the sale of the second bond are invested in AAA-rated Treasury securities. The first bond is then said to be prerefunded; its creditworthiness usually rises significantly and its price generally increases as a result. In this case, the bonds were originally purchased with a BB rating; although they have not been re-rated by an external agency, they have appreciated substantially and are now considered AAA-quality according to our internal rating criteria.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

A -- 10.2%

BBB/Baa -- 22.4%

BB/Ba -- 12.5%

B or below -- 2.5%

AAA/Aaa -- 45.6%

AA/Aa -- 6.8%

Footnote reads:
*As a percentage of market value as of 10/31/99. A bond rated BBB/Baa or higher is considered investment grade. All ratings reflect Moody's and S&P descriptions unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


Within the transportation sector, airline-backed industrial revenue bonds continue to represent some of the most rewarding opportunities. During the recent period, the healthy economy, high passenger demand, and relatively low petroleum prices continued to support the airline industry's high performance. However during the third quarter of 1999, there was some fear among investors that airline bonds would sell off a bit because of two large airport expansion financing packages coming to market: a $750 million bond issue by Newark Airport on behalf of Continental Airlines and a $200 million issue by Dallas-Fort Worth Airport on behalf of American Airlines. In fact, the new bonds were easily absorbed by eager investors, and airline bonds stayed strong over the quarter. With huge increases projected for passenger demand over the next several years, airline bonds remain quite attractive.

Utility bonds continue to play an important role in the fund's portfolio, although Blake has been particularly selective in making new additions in recent months. As the industry continues to restructure, utilities managers remain cautious about their bond issuance, frequently opting for bonds with a five-year call date rather than the more typical 10. These bonds are less attractive to buy because although they offer high income, the issuer can choose to call the bonds out of the market after just five years. This is likely to happen if things go well for the utility; however, if business goes badly, the bond purchaser could be stuck with a less attractive investment for up to 30 years. For the time being, your fund continues to enjoy strong income from its older high-coupon utility bonds although management has not added to those positions lately.


Lipper ranked the fund in the top 24% of all closed-end general municipal debt funds for one-year performance as of October 31, 1999. The fund ranked 11th of 46 funds.*

*Past performance is not indicative of future results. Lipper is an industry research firm whose rankings are based on total return performance, vary over time, and do not reflect the effects of sales charges. Performance of other share classes will vary. For the 3- and 5-year periods, the fund was ranked 16 out of 44 funds (36%) and 23 out of 43 (53%), respectively.


Although the Fed did not raise interest rates in October, it has declared a bias toward tightening rates should inflation appear stronger. Even so, this bias has already been priced into the bond market's behavior. Should the market begin to rally as the end of the year approaches, the fund will seek to extend its portfolio duration to take advantage of buying opportunities for higher-yielding bonds. In the meantime, the fund's commitment to full investment and a portfolio of higher-yielding municipal bonds should continue to position it well for what lies ahead.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
December 15, 1999

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 10/31/99, there is no guarantee the fund will continue to hold these securities in the future.


Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Municipal Opportunities Trust is designed for investors seeking high current income free from federal income tax consistent with preservation of capital.


TOTAL RETURN FOR PERIODS ENDED 10/31/99

                                      Lehman Bros.
                            Market     Municipal      Consumer
                     NAV    price     Bond Index     price index
-----------------------------------------------------------------
6 months           -6.75%  -13.26%      -3.46%         1.20%
-----------------------------------------------------------------
1 year             -4.52   -14.24       -1.78          2.69
-----------------------------------------------------------------
5 years            41.49    46.46       39.77         12.51
Annual average      7.19     7.93        6.93          2.39
-----------------------------------------------------------------
Life of fund       41.01    28.37       40.80         16.64
(since 5/28/93)
Annual average      5.49     3.96        5.48          2.43
-----------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value and market price will fluctuate so that an investor's shares when sold may be worth more or less than their original cost.


PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 10/31/99

-------------------------------------------------------------------------------
Distributions (common shares)
-------------------------------------------------------------------------------
Number                                                6
-------------------------------------------------------------------------------
Income                                             $0.453
-------------------------------------------------------------------------------
Capital gains1                                        --
-------------------------------------------------------------------------------
  Total                                            $0.453
-------------------------------------------------------------------------------
                                  Series A        Series B         Series C
Preferred shares                (800 shares)   (1,620 shares)   (1,620 shares)
-------------------------------------------------------------------------------
Income                             $932.09         $421.64          $421.40
-------------------------------------------------------------------------------
  Total                            $932.09         $421.64          $421.40
-------------------------------------------------------------------------------
Share value (common shares)                          NAV          Market price
-------------------------------------------------------------------------------
4/30/99                                             $14.11           $14.750
-------------------------------------------------------------------------------
10/31/99                                             12.72            12.375
-------------------------------------------------------------------------------
Current return (common shares/end of period)
-------------------------------------------------------------------------------
Current dividend rate1                                7.12%            7.32%
-------------------------------------------------------------------------------
Taxable equivalent2                                  11.79            12.12
-------------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2 Income portion of most recent distribution, annualized and divided by NAV or market price at end of period.

3 Assumes maximum 39.6% combined federal and state tax rate. Results for investors subject to lower tax rates would not be as advantageous.


TOTAL RETURN FOR PERIODS ENDED 9/30/99 (most current calendar quarter)

                                                              Market
                                               NAV            price
------------------------------------------------------------------------------
6 months                                      -4.37%         -10.98%
------------------------------------------------------------------------------
1 year                                        -2.83           -9.00
------------------------------------------------------------------------------
5 years                                       40.89           46.38
Annual average                                 7.10            7.92
------------------------------------------------------------------------------
Life of fund                                  44.26           32.74
(since 5/28/93)
Annual average                                 5.95            4.57
------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities and the net assets allocated to remarketed preferred shares, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.


Comparative benchmarks

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index assumes reinvestment of all distributions and interest payments and does not take in account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A guide to the financial statements

These sections of the report constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.



The fund's portfolio
October 31, 1999 (Unaudited)

KEY TO ABBREVIATIONS
AMBAC                 -- AMBAC Indemnity Corporation
COP                   -- Certificate of Participation
FGIC                  -- Financial Guaranty Insurance Company
FHA Insd.             -- Federal Housing Administration Insured
FNMA Coll.            -- Federal National Mortgage Association Collateralized
FSA                   -- Financial Security Assurance
GNMA Coll.             -- Government National Mortgage Association Collateralized
G.O. Bonds            -- General Obligation Bonds
IFB                   -- Inverse Floating Rate Bonds
IF COP                -- Inverse Floating Rate Certificate of Participation
MBIA                  -- Municipal Bond Investors Assurance Corporation
VRDN                  -- Variable Rate Demand Notes


MUNICIPAL BONDS AND NOTES (95.9%) (a)
PRINCIPAL AMOUNT                                                                                RATING (RAT)         VALUE
Alabama (3.7%)
--------------------------------------------------------------------------------------------------------------------------
     $    5,000,000  Butler, Indl. Dev. Board Rev. Bonds (Solid Waste
                       Disp. James River Corp.), 8s, 9/1/28                                     BBB         $    5,450,000
          7,000,000  Jefferson Cnty., Swr. Rev. Bonds, Ser. D, FGIC,
                       5 3/4s, 2/1/27                                                           Aaa              6,658,750
                                                                                                            --------------
                                                                                                                12,108,750

Alaska (1.4%)
--------------------------------------------------------------------------------------------------------------------------
          5,000,000  Valdez Marine Term. Rev. Bonds (BP Pipeline, Inc.),
                       Ser. B, 5 1/2s, 10/1/28                                                  Aa1              4,550,000

Arizona (0.9%)
--------------------------------------------------------------------------------------------------------------------------
          2,860,000  Scottsdale, Indl. Dev. Auth. Rev. Bonds
                       (Westminster Village), 7 7/8s, 6/1/09                                    BB-/P            3,049,475

Arkansas (0.3%)
--------------------------------------------------------------------------------------------------------------------------
          1,000,000  Northwest Regl. Apt. Auth. Rev. Bonds,
                       7 5/8s, 2/1/27                                                           BB/P             1,075,000

California (8.6%)
--------------------------------------------------------------------------------------------------------------------------
          2,250,000  CA Statewide Cmnty. Dev. Auth. COP
                       (The Internext Group), 5 3/8s, 4/1/30                                    BBB              1,875,938
          3,000,000  Metropolitan Wtr. Dist. IFB (Southern CA
                       Waterwks.), 8.58s, 8/10/18                                               Aa2              3,007,500
          5,000,000  Sacramento, Muni. Util. Dist. Elec. IFB, FGIC,
                       9.477s, 8/15/18                                                          Aaa              5,325,000
          5,000,000  San Bernardino Cnty., COP (Med. Ctr. Fin.),
                       Ser. A, MBIA, 6 1/2s, 8/1/17                                             Aaa              5,437,500
          6,000,000  San Diego Cnty., COP, AMBAC, 5 5/8s, 9/1/12                                Aaa              6,150,000
          3,000,000  San Diego Cnty., COP, IFB, 7.47s, 9/1/07                                   Aaa              3,300,000
          3,000,000  Southern CA Pub. Pwr. Auth. Rev. Bonds IFB,
                       6.62s, 7/1/17                                                            Aaa              3,056,250
                                                                                                            --------------
                                                                                                                28,152,188

Colorado (8.7%)
--------------------------------------------------------------------------------------------------------------------------
                     Denver, City & Cnty. Arpt. Rev. Bonds, Ser. A
          6,935,000    8 3/4s, 11/15/23                                                         Baa1             7,507,138
          2,885,000    MBIA, 8 1/2s, 11/15/23                                                   Aaa              3,047,714
          1,585,000    7 3/4s, 11/15/21                                                         Baa1             1,680,100
         13,000,000    MBIA, 5.7s, 11/15/25                                                     Aaa             12,658,750
                     Denver, City & Cnty. Arpt. Rev. Bonds,
                       Prerefunded, Ser. A
          2,505,000    8 3/4s, 11/15/23                                                         Aaa              2,761,763
            275,000    MBIA, 8 1/2s, 11/15/23                                                   Aaa                292,534
            415,000    7 3/4s, 11/15/21                                                         Aaa                449,756
                                                                                                            --------------
                                                                                                                28,397,755

District of Columbia (3.7%)
--------------------------------------------------------------------------------------------------------------------------
         12,450,000  DC G.O. Bonds, Ser. A, 6s, 6/1/26                                          BBB             11,889,750

Florida (0.8%)
--------------------------------------------------------------------------------------------------------------------------
          2,635,000  Broward Cnty., Resource Recvy. Rev. Bonds
                       (SES Broward Cnty. LP South), 7.95s, 12/1/08                             A+               2,719,873

Hawaii (0.6%)
--------------------------------------------------------------------------------------------------------------------------
          2,000,000  HI State Hsg. Fin. & Dev. Corp. Single Fam. Mtge.
                       Rev. Bonds, Ser. A, FNMA Coll., 5 3/4s, 7/1/30                           Aa1              1,882,500

Illinois (6.6%)
--------------------------------------------------------------------------------------------------------------------------
         10,230,000  Chicago, O'Hare Intl. Arpt. Special Fac. Rev. Bonds
                       (United Air Lines, Inc.), Ser. 84A, 8.85s, 5/1/18                        Baa2            10,876,843
            300,000  IL Hsg. Dev. Auth. IFB, 11.051s, 2/1/20
                       (acquired 5/28/93, cost $339,825) (RES)                                  Aa1                314,847
         10,000,000  IL Hsg. Dev. Auth. Multi-Fam. Rev. Bonds,
                       Ser. 91A, 8 1/4s, 7/1/16                                                 A1              10,462,500
                                                                                                            --------------
                                                                                                                21,654,190

Indiana (3.1%)
--------------------------------------------------------------------------------------------------------------------------
          5,405,000  Fort Wayne, Hosp. Auth. Rev. Bonds (Parkview
                       Hlth. Syst., Inc.), MBIA, 4 3/4s, 11/15/28                               Aaa              4,303,731
          4,150,000  IN State Dev. Fin. Auth. Rev. Bonds (USX Corp.),
                       5.6s, 12/1/32                                                            Baa2             3,543,063
          2,000,000  Indianapolis Indl. Arpt. Auth. Special Fac. Rev. Bonds
                       (Federal Express Corp.), 7.1s, 1/15/17                                   Baa2             2,142,500
                                                                                                            --------------
                                                                                                                 9,989,294

Kentucky (1.5%)
--------------------------------------------------------------------------------------------------------------------------
                     Kenton Cnty., Arpt. Board Special Fac. Rev. Bonds
                       (Delta Air Lines, Inc.)
          3,400,000    Ser. A, 7 1/2s, 2/1/20                                                   Baa3             3,582,750
          1,300,000    Ser. B, 7 1/4s, 2/1/22                                                   Baa3             1,365,000
                                                                                                            --------------
                                                                                                                 4,947,750

Louisiana (2.6%)
--------------------------------------------------------------------------------------------------------------------------
          5,500,000  Port of New Orleans, Indl. Dev. Rev. Bonds
                       (Continental Grain Co.), 7 1/2s, 7/1/13                                  CC               5,506,875
          2,850,000  St. Charles Parish, Poll. Control Rev. Bonds
                       (LA Pwr. & Lt. Co.), 8s, 12/1/14                                         Baa3             2,944,364
                                                                                                            --------------
                                                                                                                 8,451,239

Maryland (1.5%)
--------------------------------------------------------------------------------------------------------------------------
          4,770,000  MD Cmnty. Dev. Admin. Multi-Fam. Hsg., Ser. E,
                       GNMA Coll., FHA Insd, 6.85s, 5/15/25                                     Aa3              4,984,650

Massachusetts (7.7%)
--------------------------------------------------------------------------------------------------------------------------
          2,620,000  MA State Hlth. & Edl. Fac. Auth. Rev. Bonds (Rehab.
                       Hosp. Cape & Islands), Ser. A, 7 7/8s, 8/15/24                           AAA/P            2,986,800
                     MA State Hsg. Fin. Agcy. Rev. Bonds
          3,855,000    (Residential Dev.), Ser. C, 6.9s, 11/15/21
                       (FNMA Coll.)                                                             Aaa              4,081,481
         11,280,000    Ser. 53, MBIA, 6.15s, 12/1/29                                            Aaa             11,280,000
          3,000,000  MA State Indl. Fin. Agcy. Res. Recvy. Rev. Bonds
                       (Southeastern MA), Ser. A, 9s, 7/1/15                                    BB-/P            3,243,750
          1,000,000  MA State Indl. Fin. Agcy. Rev. Bonds
                       (1st Mtge. Brookhaven), Ser. A, 7s, 1/1/15                               BBB/P            1,043,750
          3,000,000  MA State Tpk. Auth. Hwy. Syst. Rev. Bonds,
                       Ser. A, AMBAC, 5s, 1/1/39                                                Aaa              2,490,000
                                                                                                            --------------
                                                                                                                25,125,781

Michigan (3.2%)
--------------------------------------------------------------------------------------------------------------------------
          9,000,000  Detroit, Swr. Disp. Rev. Bonds (Wtr. Supply System),
                       MBIA, 5s, 7/1/25                                                         Aaa              7,728,750
          2,500,000  MI State Hsg. Dev. Auth. Rental Hsg. Rev. Bonds,
                       Ser. A, FSA, 7.55s, 4/1/23                                               Aaa              2,625,000
                                                                                                            --------------
                                                                                                                10,353,750

Minnesota (0.4%)
--------------------------------------------------------------------------------------------------------------------------
          1,250,000  Rochester Hlthcare Fac. IFB (Mayo Foundation),
                       Ser. H, 8.32s, 11/15/15                                                  AA+              1,279,688

Mississippi (0.7%)
--------------------------------------------------------------------------------------------------------------------------
          1,350,000  Claiborne Cnty., Poll. Control Rev. Bonds
                       (Syst. Energy Resources, Inc.), 7.3s, 5/1/25                             BBB-             1,386,437
          1,000,000  Mississippi Bus. Fin. Corp. Poll. Control Rev. Bonds
                       (Syst. Energy Res., Inc.), 5.9s, 5/1/22                                  BBB-               880,000
                                                                                                            --------------
                                                                                                                 2,266,437

Nebraska (0.4%)
--------------------------------------------------------------------------------------------------------------------------
          1,300,000  NE Investment Fin. Auth. Single Fam. Mtge. IFB,
                       Ser. 2, GNMA Coll., 11.338s, 9/10/30                                     Aaa              1,381,276

Nevada (1.8%)
--------------------------------------------------------------------------------------------------------------------------
                     Clark Cnty., Indl. Dev. Rev. Bonds
                       (Southwest Gas Corp.)
          2,750,000    Ser. B, 7 1/2s, 9/1/32                                                   Baa2             2,911,563
          3,000,000    Ser. A, 6 1/2s, 12/1/33                                                  Baa2             3,033,750
                                                                                                            --------------
                                                                                                                 5,945,313

New Hampshire (1.2%)
--------------------------------------------------------------------------------------------------------------------------
                     NH Higher Ed. & Hlth. Fac. Auth. Rev. Bonds
          2,600,000    (Riverwoods at Exeter), Ser. A, 6 1/2s, 3/1/23                           BB\P             2,525,250
          1,250,000    (NH College), 6 3/8s, 1/1/27                                             BBB-             1,196,875
                                                                                                            --------------
                                                                                                                 3,722,125

New Jersey (8.0%)
--------------------------------------------------------------------------------------------------------------------------
          9,000,000  NJ Econ. Dev. Auth. Elec. Energy Fac. Rev. Bonds
                       (Vineland Cogeneration L.P.), 7 7/8s, 6/1/19                             BB+              9,517,500
                     NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
          3,330,000    (Kimball Med. Ctr.), Ser. C, 8s, 7/1/13                                  AAA              3,482,914
          2,390,000    (Raritan Bay Med. Ctr.), 7 1/4s, 7/1/14                                  B-/P             2,300,375
         10,000,000  Salem Cnty., Indl. Poll. Ctrl. Fin. Auth. Rev. Bonds,
                       8.841s, 10/1/29 (acquired 10/28/94,
                       cost $9,750,000) (RES)                                                   Aaa             10,687,500
                                                                                                            --------------
                                                                                                                25,988,289

New York (0.8%)
--------------------------------------------------------------------------------------------------------------------------
          3,000,000  NY City, Muni. Wtr. Fin. Auth. Wtr. & Swr.
                       Fin. Syst. Rev. Bonds, Ser. B, FSA, 5s, 6/15/29                          Aaa              2,550,000

North Carolina (0.6%)
--------------------------------------------------------------------------------------------------------------------------
          2,000,000  NC Eastern Muni. Pwr. Agcy. Syst. Rev. Bonds,
                       Ser. B, MBIA, 6s, 1/1/22                                                 Aaa              2,037,500

Ohio (0.5%)
--------------------------------------------------------------------------------------------------------------------------
          1,613,000  OH Hsg. Fin. Agcy. Single Fam. Mtge. IFB, Ser. A-2,
                       GNMA Coll., 10.227s, 3/24/31                                             Aaa              1,717,845

Oklahoma (0.2%)
--------------------------------------------------------------------------------------------------------------------------
          1,000,000  OK Dev. Fin. Auth. Rev. Bonds (Hillcrest Healthcare),
                       Ser. A, 5 5/8s, 8/15/29                                                  BBB+               813,750

Pennsylvania (5.6%)
--------------------------------------------------------------------------------------------------------------------------
          5,000,000  Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds
                       (Pittsburgh Mercy Hlth. Syst.), AMBAC,
                       5 5/8s, 8/15/26                                                          Aaa              4,912,500
          3,000,000  PA Econ. Dev. Fin. Auth. Wastewtr. Treatment
                       Rev. Bonds (Sun Co., Inc.), Ser. A, 7.6s, 12/1/24                        Baa2             3,262,500
                     PA State Econ. Dev. Fin. Auth. Resource Recvy.
                       Rev. Bonds
          3,000,000    (Colver), Ser. E, 8.05s, 12/1/15                                         BB-/P            3,307,500
          1,000,000    Ser. D, 7.15s, 12/1/18                                                   BBB-             1,063,750
          5,000,000  PA State Higher Ed. Assistance Agcy. Student Loan
                       IFB, AMBAC, 10.94s, 9/1/26                                               Aaa              5,625,000
                                                                                                            --------------
                                                                                                                18,171,250

South Carolina (1.5%)
--------------------------------------------------------------------------------------------------------------------------
          4,500,000  Spartanburg Cnty. Solid Waste Disp. Rev. Bonds
                       (Bayerische Motoren Werke), 7.55s, 11/1/24                               A/P              4,905,000

Texas (14.6%)
--------------------------------------------------------------------------------------------------------------------------
          5,500,000  Alliance, Arpt. Auth. Special Fac. Rev. Bonds
                       (American Airlines, Inc.), 7 1/2s, 12/1/29                               Baa1             5,738,810
                     Bexar Cnty., Hlth. Fac. Dev. Corp. Rev. Bonds
                       (St. Luke's Lutheran Hosp.)
          4,800,000    7.9s, 5/1/18                                                             AAA/P            5,310,000
          2,000,000    7.9s, 5/1/11                                                             AAA/P            2,212,500
         12,000,000    FSA, 6.1s, 11/15/23                                                      Aaa             12,915,000
          4,500,000  Brazos River, Poll. Control Auth. Rev. Bonds
                       (TX Utils. Elec. Co.), Ser. A, 7 7/8s, 3/1/21                            A3               4,725,000
          4,000,000  Dallas-Fort Worth, Regl. Joint Rev. Bonds,
                       Ser. A, FGIC, 6 5/8s, 11/1/21                                            Aaa              4,128,600
          2,330,000  Jefferson Cnty., Hlth. Fac. Dev. Corp. Hosp.
                       Rev. Bonds (Baptist Healthcare Syst.),
                       8 7/8s, 6/1/21                                                           Ba1              2,347,475
          3,000,000  Lower Neches Valley, Indl. Dev. Swr. Auth.
                       Rev. Bonds (Mobil Oil Refining Corp.),
                       6.4s, 3/1/30                                                             Aa2              3,075,000
          5,000,000  Titus Cnty., Fresh Wtr. Supply Dist. No. 1 Poll.
                       Rev. Bonds (Southwestern Elec. Pwr. Co.),
                       Ser. A, 8.2s, 8/1/11                                                     A1               5,393,750
          2,000,000  Tomball, Hosp. Auth. Rev. Bonds
                       (Tomball Regl. Hosp.), 6s, 7/1/29                                        BBB/P            1,800,000
                                                                                                            --------------
                                                                                                                47,646,135

Utah (0.3%)
--------------------------------------------------------------------------------------------------------------------------
          1,000,000  Salt Lake City, Hosp. IFB (IHC Hosps. Inc.),
                       9.92s, 5/15/20                                                           Aaa              1,063,750

Virginia (1.0%)
--------------------------------------------------------------------------------------------------------------------------
          3,000,000  Fairfax Cnty., Indl. Dev. Auth. IFB
                       (Fairfax Hosp. Syst.), Ser. C, 9.927s, 8/29/23                           Aaa              3,375,000

Washington (1.9%)
--------------------------------------------------------------------------------------------------------------------------
          4,000,000  Chelan Cnty., Dev. Corp. Rev. Bonds
                       (Poll. Control-Alcoa), 5.85s, 12/1/31                                    A1               3,865,000
          2,250,000  King Cnty., G.O. Bonds, Ser. C, 6 1/4s, 1/1/32                             Aa1              2,278,125
                                                                                                            --------------
                                                                                                                 6,143,125

West Virginia (0.6%)
--------------------------------------------------------------------------------------------------------------------------
          2,000,000  Princeton, Hosp. Rev. Bonds
                       (Cmnty. Hosp. Assn., Inc.), 6.1s, 5/1/29                                 BBB              1,822,500

Wyoming (0.9%)
--------------------------------------------------------------------------------------------------------------------------
          2,925,000  Sweetwater Cnty., Solid Waste Disp. Rev. Bonds
                       (FMC Corp.), Ser. A, 7s, 6/1/24                                          Baa2             3,005,434
--------------------------------------------------------------------------------------------------------------------------
                     Total Investments (cost $322,196,535) (b)                                              $  313,166,362
--------------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $326,648,956.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at
      October 31, 1999 for the securities listed. Ratings are generally ascribed to securities at the time of issuance.
      While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at October 31, 1999.
      Securities rated by Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the Report of independent accountants.

  (b) The aggregate identified cost on a tax basis is $322,196,535, resulting in gross unrealized appreciation and depreciation of $4,691,635 and $13,721,808, respectively, or net unrealized depreciation of $9,030,173.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at
      October 31, 1999 was $11,002,347 or 3.4% of net assets.

      FLIRB represents Front Loaded Interest Reduction Bond.

      The rates shown on FRB and FRN are the current interest rates shown at October 31, 1999, which are subject to change based on the terms of the security.

      The rates shown on IFB and IF COP, which are securities paying interest rates that vary inversely to changes in the market interest rates, and VRDN's are the current interest rates at October 31, 1999.

      The fund had the following industry group concentrations greater than 10% at October 31, 1999 (as a percentage of net assets):

           Health care          18.6%
           Transportation       18.3
           Utilities            14.0
           Housing              13.1

The fund had the following insurance concentration greater than 10% at October 31, 1999 (as a percentage of net assets):

           MBIA                 14.3%


-------------------------------------------------------------------------------
Futures Contracts Outstanding at October 31, 1999
                                      Aggregate Face    Expiration  Unrealized
                         Total Value      Value            Date    Depreciation
-------------------------------------------------------------------------------
Muni Bond
Future (long)            $7,064,000    $7,279,018         Dec-99    $(215,018)
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
October 31, 1999 (Unaudited)
Assets
-----------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $322,196,535) (Note 1)                                            $313,166,362
-----------------------------------------------------------------------------------------------
Cash                                                                                    779,529
-----------------------------------------------------------------------------------------------
Interest receivable                                                                   7,451,693
-----------------------------------------------------------------------------------------------
Receivable for securities sold                                                        7,140,000
-----------------------------------------------------------------------------------------------
Receivable for variation margin                                                          64,000
-----------------------------------------------------------------------------------------------
Total assets                                                                        328,601,584

Liabilities
-----------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                 1,220,890
-----------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                            591,191
-----------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                               20,903
-----------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                            13,747
-----------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                556
-----------------------------------------------------------------------------------------------
Remarketing fee                                                                          71,611
-----------------------------------------------------------------------------------------------
Other accrued expenses                                                                   33,730
-----------------------------------------------------------------------------------------------
Total liabilities                                                                     1,952,628
-----------------------------------------------------------------------------------------------
Net assets                                                                         $326,648,956

Represented by
-----------------------------------------------------------------------------------------------
Series A remarketed preferred shares (800 shares issued
and outstanding at $50,000 per share) (Note 4)                                     $ 40,000,000
-----------------------------------------------------------------------------------------------
Series B and C remarketed preferred shares (3,240 shares
issued and outstanding at $25,000 per share) (Note 4)                                81,000,000
-----------------------------------------------------------------------------------------------
Paid-in capital -- common shares (unlimited shares authorized) (Note 1)             225,201,187
-----------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                            251,271
-----------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                               (10,558,311)
-----------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                                           (9,245,191)
-----------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                         $326,648,956

Computation of net asset value
-----------------------------------------------------------------------------------------------
Series A, B and C remarketed preferred shares                                      $121,000,000
-----------------------------------------------------------------------------------------------
Cumulative undeclared dividends on remarketed preferred shares                           68,612
-----------------------------------------------------------------------------------------------
Net assets allocated to remarketed preferred
shares -- liquidation preference                                                   $121,068,612
-----------------------------------------------------------------------------------------------
Net assets available to common shares                                              $205,580,344
-----------------------------------------------------------------------------------------------
Net asset value per common share
($205,580,344 divided by 16,157,092 shares)                                              $12.72
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Statement of operations
Six months ended October 31, 1999 (Unaudited)
Tax exempt interest income:                                                        $ 11,116,665
-----------------------------------------------------------------------------------------------

Expenses:
-----------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                      1,191,907
-----------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                          122,696
-----------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                         6,719
-----------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                          3,427
-----------------------------------------------------------------------------------------------
Reports to shareholders                                                                  11,621
-----------------------------------------------------------------------------------------------
Registration fees                                                                            75
-----------------------------------------------------------------------------------------------
Auditing                                                                                 45,964
-----------------------------------------------------------------------------------------------
Legal                                                                                     4,230
-----------------------------------------------------------------------------------------------
Postage                                                                                   7,066
-----------------------------------------------------------------------------------------------
Preferred share remarketing agent fees                                                  182,167
-----------------------------------------------------------------------------------------------
Exchange listing                                                                         12,130
-----------------------------------------------------------------------------------------------
Other                                                                                    11,052
-----------------------------------------------------------------------------------------------
Total expenses                                                                        1,599,054
-----------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                              (22,101)
-----------------------------------------------------------------------------------------------
Net expenses                                                                          1,576,953
-----------------------------------------------------------------------------------------------
Net investment income                                                                 9,539,712
-----------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                     (1,067,265)
-----------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                        (370,010)
-----------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and futures during the period            (21,149,295)
-----------------------------------------------------------------------------------------------
Net loss on investments                                                             (22,586,570)
-----------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                               $(13,046,858)
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Statement of changes in net assets
                                                                               Six months ended      Year ended
                                                                                     October 31        April 30
                                                                                          1999*            1999
---------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
---------------------------------------------------------------------------------------------------------------
Operations:
---------------------------------------------------------------------------------------------------------------
Net investment income                                                              $  9,539,712    $ 19,194,071
---------------------------------------------------------------------------------------------------------------
Net realized loss on investments                                                     (1,437,275)       (567,793)
---------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments                           (21,149,295)      1,251,126
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                                                     (13,046,858)     19,877,404

Distributions to remarketed preferred shareholders:
---------------------------------------------------------------------------------------------------------------
From net investment income                                                           (2,111,396)     (4,108,842)
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations applicable to common shareholders (excluding
cumulative undeclared dividends on remarketed preferred
shares of $68,612 and $94,066 respectively)                                         (15,158,254)     15,768,562

Distributions to common shareholders:
---------------------------------------------------------------------------------------------------------------
From net investment income                                                           (7,318,322)    (14,681,450)
---------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                             (22,476,576)      1,087,112

Net assets
---------------------------------------------------------------------------------------------------------------
Beginning of period                                                                 349,125,532     348,038,420
---------------------------------------------------------------------------------------------------------------
End of period (including undistributed net investment
income $251,271 and $141,277, respectively)                                        $326,648,956    $349,125,532

Number of fund shares
---------------------------------------------------------------------------------------------------------------
Common shares outstanding at beginning and end of period                             16,157,092      16,157,092
---------------------------------------------------------------------------------------------------------------
Remarketed preferred shares outstanding
at beginning and end of period                                                            4,040           4,040
---------------------------------------------------------------------------------------------------------------

*Unaudited

 The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a share outstanding throughout the period)

------------------------------------------------------------------------------------------------------------------------------------
                                Six months
                                   ended
Per-share                       October 31
operating performance           (Unaudited)                                     Year ended April 30
------------------------------------------------------------------------------------------------------------------------------------
                                    1999             1999             1998             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period
(common shares)                   $14.11           $14.05           $13.61           $13.50           $13.23           $13.57
------------------------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                .59             1.19             1.16              .99              .99             1.02
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments         (1.40)             .03              .51              .20              .36             (.16)
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations    (.81)            1.22             1.67             1.19             1.35              .86
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net investment income:
------------------------------------------------------------------------------------------------------------------------------------
To preferred shareholders           (.13)            (.25)            (.23)(d)         (.09)            (.09)            (.08)
------------------------------------------------------------------------------------------------------------------------------------
To common shareholders              (.45)            (.91)            (.93)            (.96)            (.99)            (.99)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net investment income:
------------------------------------------------------------------------------------------------------------------------------------
To common shareholders                --               --               --             (.03)              --               --
------------------------------------------------------------------------------------------------------------------------------------
From net realized gains on investments:
------------------------------------------------------------------------------------------------------------------------------------
To common shareholders                --               --               --               --               --             (.09)
------------------------------------------------------------------------------------------------------------------------------------
In excess of capital gains:
------------------------------------------------------------------------------------------------------------------------------------
To common shareholders                --               --               --               --               --             (.03)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions:                (.58)           (1.16)           (1.16)           (1.08)           (1.08)           (1.19)
------------------------------------------------------------------------------------------------------------------------------------
Preferred share offering costs        --               --             (.07)              --               --               --
------------------------------------------------------------------------------------------------------------------------------------
Common share offering costs           --               --               --               --               --             (.01)(e)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period
(common shares)                   $12.72           $14.11           $14.05           $13.61           $13.50           $13.23
------------------------------------------------------------------------------------------------------------------------------------
Market value, end of period
(common shares)                  $12,375          $14.750          $13.812          $13.875          $13.625          $12.250
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return, at market value
(common shares) (%)(a)            (13.26)*          13.57             6.13             9.24            19.64             5.82
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(total fund) (in thousands)     $326,649         $349,126         $348,038         $260,008         $258,119         $253,785
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)(c)         .74*            1.42             1.30             1.08             1.05              .95
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(b)        3.44*            6.58             6.64             6.60             6.54             6.04
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)         4.76*           10.18            26.37            20.52            49.97            59.13
------------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Ratios reflect net assets available to common shares only: net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

(c) The ratio of expenses to average net assets for the year ended April 30, 1996 and thereafter, include amounts paid through expense offset arrangements. Prior period ratios exclude these amounts. (Note 2)

(d) Series B and C preferred shares were issued on July 7, 1997.

(e) Adjustments of the original offering costs to reflect actual costs incurred.



Notes to financial statements
October 31, 1999 (Unaudited)

Note 1
Significant accounting policies

Putnam Municipal Opportunities Trust (the "fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The fund's investment objective is to seek a high level of current income exempt from federal income tax, consistent with preservation of capital. The fund intends to achieve its objective by investing in a portfolio of investment grade municipal bonds that Putnam Investment Management, Inc. ("Putnam Management"), the Fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc., believes to be consistent with preservation of capital.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are stated at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At April 30, 1999, the fund had a capital loss carryover of approximately $7,351,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover                 Expiration
--------------                 --------------
    $2,644,000                 April 30, 2003
     4,581,000                 April 30, 2004
       126,000                 April 30, 2007

E) Distributions to shareholders Distributions to common and preferred shareholders from net investment income are recorded by the fund on the ex-dividend date. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a 28-day period for series A and a 7-day period for Series B and C. The applicable dividend rate for the remarketed preferred shares on October 31, 1999 was Series A 4.00%, Series B 3.50%, and Series C 3.44%. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

F) Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference of any outstanding remarketed preferred shares, by the total number of common shares outstanding.

G) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, the remaining excess premium is amortized to maturity. Discounts on original issue discount bonds are accreted according to the yield-to-maturity basis.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fees in the aggregate are based on the annual rate of 0.70% of the first $500 million of the average net asset value of the fund, 0.60% of the next $500 million, 0.55% of the next $500 million, and 0.50% thereafter.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund's gross income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than 0.70% of the liquidation preference of the remarketed preferred shares outstanding during the period).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the six months ended October 31, 1999, fund expenses were reduced by $22,101 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $617 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Note 3
Purchases and sales of securities

During the six months ended October 31, 1999, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $15,775,020 and $23,655,650, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Remarketed preferred shares

The Series A, B and C shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $50,000, $25,000 and $25,000, respectively per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it will be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares as of the last business day of each month in which any such shares are outstanding. Additionally, the fund is required to meet more stringent asset coverage requirements under terms of the remarketed preferred shares and the shares' rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At October 31, 1999, no such restrictions have been placed on the fund.


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Fund information

WEB SITE

www.putnaminv.com

INVESTMENT MANAGER

Putnam Investment Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
John A. Hill, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Jerome J. Jacobs
Vice President

Blake Anderson
Vice President and Fund Manager

Richard A. Monaghan
Vice President

John R. Verani
Vice President


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PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

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---------------------

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56823 582 12/99